                                                                EXHIBIT 99(4)



                           ANTHEM ELECTRONICS, INC.

               THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS.
         PROXY FOR SPECIAL MEETING OF STOCKHOLDERS, OCTOBER   , 1994

   The undersigned hereby appoints ________________, and _____________, and any one or more of them, with full power of substitution, as proxy or proxies of the undersigned to vote all shares of stock of ANTHEM
ELECTRONICS, INC. which the undersigned would be entitled to vote if personally present at the Special Meeting of Stockholders to be held on October __, 1994 at _____ A.M., local time, at the executive offices of the corporation, 1160 Ridder Park Drive, San Jose, California, or any adjournments thereof, as set forth on the reverse hereof:

           PLEASE RETURN THIS PROXY PROMPTLY IN THIS ENCLOSED ENVELOPE



                                                               Please mark
                                                         /X/    your votes
                                                                  as this
                    ______________
                        COMMON


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
MANAGEMENT RECOMMENDS A VOTE FOR

1. Authority to vote FOR the approval and adoption of an Agreement and Plan of   FOR      AGAINST    ABSTAIN
Merger, which provides for the merger of a wholly owned subsidiary of Arrow,     / /        / /        / /
Electronics, Inc. with and into Anthem, all on the terms and subject to the conditions set forth in such Agreement.



2. In accordance with their discretion upon such other matters as may properly come before the meeting or any adjournment thereof.



THIS PROXY IS BEING SOLICITED BY THE MANAGEMENT AND WILL BE VOTED AS SPECIFIED. IF NOT OTHERWISE SPECIFIED, IT WILL BE VOTED FOR THE PROPOSALS DESCRIBED IN ITEM 1 ABOVE.

Dated: ________________________________________________________________ , 1994

______________________________________________________________________________
Signature of Stockholder(s)

______________________________________________________________________________
Signature of Stockholder(s)

PLEASE SIGN EXACTLY AS NAME APPEARS TO THE LEFT. WHEN SIGNING AS
ATTORNEY, ADMINISTRATOR, EXECUTOR, GUARDIAN OR TRUSTEE, PLEASE ADD
YOUR FULL TITLE AS SUCH. IF SHARES ARE REGISTERED IN THE NAMES OF JOINT TENANTS OR TRUSTEES, EACH JOINT TENANT OR TRUSTEE SHOULD SIGN.